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                 1996 SECOND CONSOLIDATED AMENDMENT AGREEMENT TO
                      LOAN AGREEMENT AND RELATED DOCUMENTS


         THIS AMENDMENT AGREEMENT, made and entered into as of this 26th day of June, 1996, by and between SPEIZMAN INDUSTRIES, INC., a Delaware corporation (the "Borrower") and NATIONSBANK, N.A., a national banking association (the "Lender");


                              W I T N E S S E T H:


         WHEREAS, pursuant to a Loan Agreement dated as of April 19, 1994, as amended by 1995 Consolidated Amendment Agreement to Loan Agreement and Related Documents dated May 31, 1995, a 1995 Second Consolidated Amendment Agreement to Loan Agreement and Related Documents dated September 1, 1995, 1995 Third Consolidated Amendment Agreement to Loan Agreement and Related Documents dated October 31, 1995 and 1996 First Consolidated Amendment Agreement to Loan Agreement and Related Documents dated May 15, 1996, between the Borrower and the Lender (collectively the "Loan Agreement"), arrangements were made for the extension by the Lender to the Borrower of credit on the terms and conditions thereof;

         WHEREAS, under the Loan Agreement, the Borrower has issued to the Lender its Revolving Credit Note dated April 19, 1994 in the principal amount of $2,000,000 (the "Note");

         WHEREAS, under the Loan Agreement, the Borrower has obtained a letter of credit facility of up to $14,000,000 for the issuance of documentary letters of credit for the purposes set forth in the Loan Agreement (the "Letter of Credit Facility");

         WHEREAS, collateral for the indebtedness and obligations of the Borrower in respect of the Loan Agreement, Note and Letter of Credit Facility is provided under a Security Agreement dated April 19, 1994 (the "Security Agreement") between the Borrower and the Lender;

         WHEREAS, the Borrower has requested that the Lender modify certain of the covenants of the Loan Agreement, all as provided herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions herein set forth, it is hereby agreed as follows:

         1. Terms. All terms used herein without definition, unless the context clearly requires otherwise, shall have the meanings provided therefor in the Loan Agreement.



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         2.       Amendment to Loan Agreement.

         (i) The following Section of the Loan Agreement is hereby amended in its entirety to read as follows:

                  (A) "Section 8.5. Consolidated Fixed Charge Ratio. Cause, suffer or permit at any time during the fiscal period of the Borrower indicated below, the Consolidated Fixed Charge Ratio for such fiscal period to be less than the ratio indicated.

                  Fiscal Period                               Ratio

                  Fourth Fiscal Quarter of                    0.85 to 1.00 (1)
                  1996 Fiscal Year

                  First Fiscal Quarter of                     1.00 to 1.00 (2)
                  1997 Fiscal Year

                  All Fiscal Quarters Thereafter              1.25 to 1.0

                  In calculating compliance with this Section, there shall be excluded from the calculation the charge incurred during the third fiscal quarter of 1996 of $531,790, before income tax provision of $199,000, from the write off of the Copyguard technology.

                  (1) For purposes of determining the Consolidated Fixed Charge Ratio for this quarter, all elements of the Consolidated Fixed Charge Ratio shall be determined based on the third and fourth fiscal quarters of 1996.

                  (2) For purposes of determining the Consolidated Fixed Charge Ratio for this quarter, all elements of the Consolidated Fixed Charge Ratio shall be determined based on the third and fourth fiscal quarters of 1996 and the first fiscal quarter of 1997.

                  For purposes of computing the Fixed Charge Coverage Ratio for all periods during the 1996 Fiscal Year, (i) up to $1,000,000 in inventory to operating lease conversions shall be excluded and (ii) for all periods after March 1, 1996, any new machinery purchases converted to leases will be included as capital expenditures."

         3. Waiver of Violation. The Borrower has requested that the Lender waive the violation of Section 8.5 which occurred for the third Fiscal Quarter of the 1996 Fiscal Year. The Lender hereby waives any Event of Default caused by such a violation.

         4. Representations and Warranties. The Borrower hereby represents and warrants that:


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                  (A) The representations and warranties contained in Article V of the Loan Agreement are hereby made by the Borrower on and as of the date hereof except the representations of Sections 5.3 and 5.4 shall refer to the most recent financial statements delivered under Section
         7.1 of the Loan Agreement.

                  (B) There has been no change, and there exists no prospective change, in the condition, financial or otherwise, of the Borrower since the date of the most recent financial reports received by the Lender, other than changes in the ordinary course of business, none of which has been a materially adverse change;

                  (C) The business and properties of the Borrower are not, and since the date of the most recent financial reports thereof received by Lender have not, been materially adversely affected as the result of any fire, explosion, earthquake, chemical spill, accident, strike, lockout, combination of workmen, flood, embargo, riot, or cancellation or loss of any major contracts;

                  (D) No event has occurred and no condition exists which, either prior to or upon the consummation of the transactions contemplated hereby, constitutes an Event of Default under the Loan Agreement, either immediately or with the lapse of time or the giving of notice, or both;

                  (E) The property which is collateral for the indebtedness of the Borrower to the Lender under the Security Agreement and other collateral documents of the Borrower in favor of the Lender are subject to no liens or encumbrances except Permitted Liens;

                  (F) The execution, delivery and performance by the Borrower of its obligations under this Amendment Agreement will not cause a violation or default under any indenture, loan agreement, or other agreement of, or applicable to, the Borrower; and

                  (G) The Borrower has the requisite corporate power and authority to execute, deliver and perform this Amendment Agreement; each of such documents has been duly authorized, executed and delivered; and each of such documents constitutes a valid, binding and enforceable instrument, obligation or agreement of the Borrower, in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally.


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         5.       Effectiveness of Documents.  The terms and conditions
hereof shall not be effective until each of the following are delivered to the Lender:

                  (A) Amendment Agreement. Two fully executed originals of this Amendment Agreement.

                  (B) Other Documents, Etc. Such other documents, instruments and certificates as the Lender may reasonably request.

         6.       Miscellaneous.

                  (A) This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and none of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties, or commitments, express or implied, have been made by any other party to the other regarding the subject matter hereof. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled, orally or otherwise, except in a writing, signed by the party to be charged therewith, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof, unless expressly so stated.

                  (B) Except as hereby specifically amended, modified, or supplemented, the Loan Agreement, the Loan Documents and all other agreements, documents, and instruments related thereto are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                  (C) This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

                  (D) This Amendment Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                  (E) Upon request of the Lender, each of the parties hereto will duly execute and deliver or cause to be duly

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         executed and delivered to the Lender such further instruments and do and cause to be done such further acts that may be reasonably necessary or proper in the opinion of the Lender to carry out more effectively the provisions and purposes hereof, including documents deemed necessary by the Lender to more fully evidence the obligations of Borrower to Lender and protect and perfect the collateral therefor.

                  (F) The Borrower agrees to pay all reasonable costs and expenses of the Lender in connection with the preparation, execution and delivery of the documents executed in connection with this Amendment Agreement, including without limitation, the reasonable fees and out-of-pocket expenses of special counsel to the Lender.


                      [Signatures appear on following page]

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         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date hereof by the Company and the Lender.

ATTEST:                               SPEIZMAN INDUSTRIES, INC.

(Signature of: Josef Sklut)           By: (Signature of Robert S. Speizman)
- ------------------------------            ---------------------------------
- ---------- Secretary                  Name: Robert S. Speizman
                                            -------------------------------
                                      Title: President
                                             ------------------------------



                                      NATIONSBANK, N.A.


                                      By: (Signature of Joseph R. Netzel)
                                          -------------------------------
                                      Name: Joseph R. Netzel
                                            -----------------------------
                                      Title: Vice President
                                             ----------------------------



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